Allergan In-Licensing Agreement (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
In-Licensing Agreement [Abstract]
Allergan In-Licensing Agreement
4.ALLERGAN IN-LICENSING AGREEMENT

In 2009, Warner Chilcott Company, Inc., now a subsidiary of Allergan, acquired the commercial rights to Vitaros in the United States. In September 2015, the Company entered into a license agreement and amendment to the original agreement with Warner Chilcott Company, Inc., granting the Company exclusive rights to develop and commercialize Vitaros in the United States in exchange for a $1.0 million upfront payment, paid in September 2015, and a $1.5 million regulatory milestone payment, paid in September 2017 following the FDA’s acknowledgment of receipt of the Company’s NDA resubmission. Since the intangibles acquired in the license agreement do not have an alternative future use, all costs incurred including the upfront payment and the regulatory milestone payment, were treated as research and development expense.
As part of the license agreement, Allergan has the right to exercise a one-time opt-in right to assume all future commercialization activities in the United States, assuming FDA approval, in exchange for a total of $25.0 million in upfront and potential launch milestone payments owed to the Company, plus a high double-digit royalty in the ten to twenty percent range on Allergan’s net sales of the product. If Allergan elects not to exercise its opt-in right, the Company expects to commercialize Vitaros by partnering with a pharmaceutical company with established sales and marketing capabilities.
In 2008, the FDA issued a CRL (the “2008 CRL”) for the Vitaros NDA, identifying certain deficiencies in the application. Based on the Company’s subsequent interactions with the FDA and after completion of further drug-device engineering and other activities intended to address issues previously raised in the 2008 CRL, which included human factor testing and new non-clinical studies, the Company resubmitted the Vitaros NDA in August 2017.
On February 15, 2018, the FDA issued the 2018 CRL, identifying deficiencies related to chemistry, manufacturing and controls (“CMC”) and indicating that the modest treatment effect did not outweigh certain safety concerns specific to the 2.5% concentration of its permeation enhancer NexACT (DDAIP.HCl) contained in the current formulation.
In April 2018, the Company met with the FDA and confirmed that two new Phase 3 clinical efficacy trials would be necessary at a lower formulation concentration in order to potentially reach approval. The Company has initiated discussions with interested parties for the U.S. Vitaros rights to enable its continued development and potential approval in exchange for financial terms commensurate with a development stage asset.

3.ALLERGAN IN-LICENSING AGREEMENT

In 2009, Warner Chilcott Company, Inc., now a subsidiary of Allergan, acquired the commercial rights to Vitaros in the United States. In September 2015, the Company entered into a license agreement and amendment to the original agreement with Warner Chilcott Company, Inc., granting the Company exclusive rights to develop and commercialize Vitaros in the United States in exchange for a $1.0 million upfront payment, paid in September 2015, and a $1.5 million regulatory milestone payment, paid in September 2017 following the FDA’s acknowledgment of receipt of the Company’s NDA resubmission. Since the intangibles acquired in the license agreement do not have alternative future use, all costs incurred including the upfront payment and the regulatory milestone payment, were treated as research and development expense.
As part of the license agreement, Allergan has the right to exercise a one-time opt-in right to assume all future commercialization activities in the United States, assuming FDA approval, for a total of $25.0 million in upfront and potential launch milestone payments owed to the Company for that right, plus a high double-digit royalty on Allergan’s net sales of the product. If Allergan elects not to exercise its opt-in right, the Company expects to commercialize Vitaros, either through an internally built commercial organization, a contract sales force or by partnering with a pharmaceutical company with established sales and marketing capabilities.
In 2008, the FDA issued a complete response letter (the“2008 CRL”) for the Vitaros NDA, identifying certain deficiencies in the application. A complete response letter (“CRL”) is a communication from the FDA that informs companies that an application cannot be approved in its present form. Based on the Company’s subsequent interactions with the FDA and after completion of further drug-device engineering and other activities intended to address issues previously raised in the 2008 CRL, which included human factor testing and new non-clinical studies, the Company resubmitted the Vitaros NDA in August 2017. The 2018 CRL identified deficiencies related to chemistry, manufacturing and controls (“CMC”) and that the modest treatment effect did not outweigh certain safety concerns specific to the 2.5% concentration of its permeation enhancer NexACT (DDAIP.HCl) contained in the current formulation.
In March 2018, the Company plans to request an end-of-review meeting with the FDA to further clarify the deficiencies raised in the CRL and to assess the best pathway forward for a potential approval of Vitaros. Based on FDA guidelines, this meeting is expected to take place within 30 days of the FDA receiving the request, or April 2018.

4. FORENDO IN-LICENSING AGREEMENT
In October 2014, the Company entered into a license agreement (the “Forendo License”) and stock issuance agreement with Forendo Pharma Ltd. (“Forendo”), under which the Company was granted the exclusive right in the United States to develop and commercialize fispemifene, a tissue-specific selective estrogen receptor modulator (“SERM”) designed to treat symptomatic secondary hypogonadism, as well as chronic prostatitis and lower urinary tract symptoms in men.
In exchange for the license, the Company issued to Forendo approximately 3.6 million shares of common stock with a value of $5.9 million based on the Company’s closing stock price on the date of the agreement and made an upfront cash payment of $5.0 million. The Company made an additional payment of $2.5 million to Forendo in April 2015 pursuant to the terms of the agreement. There were additional regulatory milestones for a total of $42.5 million, up to $260.0 million in sales milestones, plus tiered mid-range double-digit royalties in the ten to twenty percent range based on its sales of the product in the United States.
The Company conducted a randomized double-blind Phase 2b clinical trial in symptomatic secondary hypogonadism and released top-line data during the first quarter of 2016 indicating that the study did not achieve statistical significance for either the erectile function primary endpoint or low libido secondary endpoint. Achievement of one or both of these clinical endpoints was essential in order to meet U.S. FDA regulatory requirements.
As a result, the Company discontinued all development of fispemifene in secondary hypogonadism and on August 29, 2017, the Company terminated the Forendo License. Subsequently, in December 2017, the Company and Forendo entered into a mutual termination agreement and release, whereby the parties modified certain terms under the Forendo License and the related stock issuance agreement, primarily related to the Company’s recoupment of cost for fispemifene API. Under terms of the mutual termination agreement and release, Forendo paid the Company $0.2 million during the first quarter of 2018 in exchange for the initial transfer of the API and the Company is entitled to future payments up to the remaining cost of acquisition of the API, or $0.6 million, to be paid upon the execution of a future licensing transaction related to the product, which is subject to acceleration in certain circumstances.